CAMDEN℠

Living Excellence

1Q16 Earnings Release & Supplemental Information

Camden Southline (JV) ● Charlotte, NC
Year Built 2015 ● 266 Apartment Homes
95% Occupied – April 24, 2016

Investor Relations Contact
Kim Callahan ● (713) 354-2549

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FIRST QUARTER 2016 OPERATING RESULTS

Houston, TEXAS (April 28, 2016) - Camden Property Trust (NYSE:CPT) today announced operating results for the three months ended March 31, 2016.

“We are pleased to announce recent dispositions of $630 million as part of our capital recycling initiatives and continued steps toward improving the quality of our portfolio,” said Richard J. Campo, Camden’s Chairman and CEO. "Since 2011, we have completed the sale of $2.4 billion of assets and expect total dispositions to approach nearly $3 billion by the end of 2016. Over the same time period, we have grown our average monthly revenue per occupied home by over 50% while lowering the average age of our portfolio.”

Highlights

•	Completed sale of Las Vegas portfolio for $630 million

•	Anticipate $400 - $600 million of additional asset sales

•	Revised 2016 disposition guidance to $1.0 - $1.2 billion in aggregate

•
Assuming the $1.1 billion midpoint of expected dispositions, approximately $425 million is expected to be returned to shareholders in the form of a special dividend, with the remaining $675 million used to retire debt and pre-fund in entirety the $245 million remaining to be spent on our current development pipeline

•	2016 estimated FFO per share revised to $4.55 at the midpoint vs. $4.85 prior as a result of the Company's increased disposition volume

•	2016 same store NOI revised to 4.25% at the midpoint from 4.5% prior driven by higher growth rates on both the completed and planned dispositions

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”), and Net Income Attributable to Common Shareholders (“EPS”) for the three months ended March 31, 2016 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended			Quarterly	Sequential
	March 31			Growth	Growth
Per Diluted Share	2016	2015	Same Property Results	1Q16 vs. 1Q15	1Q16 vs. 4Q15
FFO	$1.20	$1.08	Revenues	4.9%	0.6%
AFFO	$1.10	$0.96	Expenses	2.3%	2.0%
EPS	$0.46	$1.27	Net Operating Income ("NOI")	6.3%	(0.2)%

Same Property Results	1Q16	1Q15	4Q15
Occupancy	95.4%	95.5%	95.5%

The Company defines same property communities as communities owned and stabilized as of January 1, 2015, excluding properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Construction was completed during the quarter at Camden Chandler located in Chandler, AZ. Lease-up was completed at Camden Flatirons in Denver, CO and Camden Southline (JV) in Charlotte, NC.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Cost	Owned	as of 4/24/2016
Camden Paces	Atlanta, GA	379	$117.4	100%	89%
Camden Glendale	Glendale, CA	303	113.3	100%	77%
Camden Chandler	Chandler, AZ	380	67.5	100%	71%
TOTAL		1,062	$298.2

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	CPT %	% Leased
Community Name	Location	Units	Budget	Owned	as of 4/24/2016
Camden Gallery	Charlotte, NC	323	$58.0	100%	30%
Camden Victory Park	Dallas, TX	423	82.0	100%	20%
The Camden	Los Angeles, CA	287	145.0	100%	16%
Camden Lincoln Station	Denver, CO	267	56.0	100%
Camden NoMa II	Washington, DC	405	115.0	100%
Camden Shady Grove	Rockville, MD	457	116.0	100%
Camden McGowen Station	Houston, TX	315	90.0	100%
TOTAL		2,477	$662.0

Acquisition/Disposition Activity
During the quarter the Company acquired 2.0 acres of land in Charlotte, NC for $4.1 million and sold 6.3 acres of land in Tampa, FL for $2.2 million. Subsequent to quarter-end, Camden sold its Las Vegas portfolio, comprised of 15 operating communities with 4,918 apartment homes, a retail center, and approximately 19.6 acres of undeveloped land for $630 million. The Company is also marketing several additional communities for sale and expects these future sales to total $400 to $600 million.

Earnings Guidance
Camden updated its earnings guidance for 2016 based on its current and expected views of the apartment market and general economic conditions, and its revised expectations for $1.0 to $1.2 billion of dispositions during 2016.

Guidance for second quarter 2016 and full-year 2016 is detailed below.

Per Diluted Share	2Q16	2016
FFO	$1.13 - $1.17	$4.45 - $4.65
EPS	$4.60 - $4.64	$5.62 - $5.82

Same Property Growth	2016 Range	2016 Midpoint
Revenues	3.60% - 4.60%	4.10%
Expenses	3.25% - 4.25%	3.75%
NOI	3.50% - 5.00%	4.25%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2016 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Special Dividend
Camden anticipates declaring a special dividend in 2016. Provided all planned dispositions are completed as forecasted, the special dividend is anticipated to total $4.25 to $5.25 per share. The company expects to pay approximately 90% of the dividend in the third quarter of 2016, and the remainder in early 2017.

Conference Call
The Company will hold a conference call on Friday, April 29, 2016 at 11:00 a.m. Central Time to review its first quarter 2016 results and discuss its outlook for future performance. To participate in the call, please dial (888) 317-6003 (Domestic) or (412) 317-6061 (International) by 10:50 a.m. Central Time and enter passcode: 9433137, or join the live webcast of the conference call by accessing the Investors section of the Company’s website at camdenliving.com. Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 158 properties containing 55,254 apartment homes across the United States. Upon completion of 7 properties under development, the Company’s portfolio will increase to 57,731 apartment homes in 165 properties. Camden was recently named by FORTUNE® Magazine for the ninth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #9.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended March 31,
	2016	2015
Total property revenues (a)	$217,595	$201,608

EBITDA	131,523	121,860

Net income attributable to common shareholders	41,730	115,599
Per share - basic	0.46	1.29
Per share - diluted	0.46	1.27

Income from continuing operations attributable to common shareholders	36,654	110,730
Per share - basic	0.41	1.23
Per share - diluted	0.41	1.22

Funds from operations	110,110	98,528
Per share - diluted	1.20	1.08

Adjusted funds from operations	100,816	87,884
Per share - diluted	1.10	0.96

Dividends per share	0.75	0.70
Dividend payout ratio (FFO)	62.5%	64.8%

Interest expensed (b)	23,790	25,052
Interest capitalized (b)	4,605	5,395
Total interest incurred (b)	28,395	30,447

Principal amortization (b)	442	546

Net Debt to Annualized EBITDA (b)(c)	5.2x	5.2x
Interest expense coverage ratio (b)	5.5x	4.9x
Total interest coverage ratio (b)	4.6x	4.0x
Fixed charge expense coverage ratio (b)	5.4x	4.8x
Total fixed charge coverage ratio (b)	4.6x	3.9x
Unencumbered real estate assets (at cost) to unsecured debt ratio (b)	3.4x	3.3x

Same property NOI increase (d)	6.3%	3.7%
(# of apartment homes included)	42,976	47,878

Gross turnover of apartment homes (annualized)	52%	53%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	43%	43%

	As of March 31,
	2016	2015
Total assets	$6,040,455	$6,064,670
Total debt	$2,765,817	$2,730,728
Common and common equivalent shares, outstanding end of period (e)	91,665	91,529
Share price, end of period	$84.09	$78.13
Book equity value, end of period (f)	$2,952,705	$3,009,811
Market equity value, end of period (g)	$7,708,110	$7,151,161

(a) Excludes discontinued operations.

(b) Prior period presented has been changed to reflect the adoption of Accounting Standards Update 2015-03 (“ASU 2015-03”), “Simplifying the Presentation of Debt Issuance Costs” (as supplemented by Accounting Standards Update 2015-15 [“ASU 2015-15”], “Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”) at December 31, 2015, which required retrospective application.

(c) Net Debt is Notes Payable as reported at period end less Cash as reported at period end. Annualized EBITDA is EBITDA as reported for the period multiplied by 4 for quarter results.

(d) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2015, excluding properties held for sale.

(e) Includes at March 31, 2016: 89,773 common shares (including 270 common share equivalents related to share awards & options), plus 1,892 common share equivalents upon the assumed conversion of non-controlling units.

(f) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(g) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2016	2015
OPERATING DATA
Property revenues
Rental revenues	$187,119	$175,220
Other property revenues	30,476	26,388
Total property revenues	217,595	201,608

Property expenses
Property operating and maintenance	50,269	48,851
Real estate taxes	26,880	24,677
Total property expenses	77,149	73,528

Non-property income
Fee and asset management	1,765	1,563
Interest and other income	224	60
Income on deferred compensation plans	63	1,864
Total non-property income	2,052	3,487

Other expenses
Property management	7,140	5,792
Fee and asset management	952	1,076
General and administrative	12,223	9,748
Interest (a)	23,790	25,052
Depreciation and amortization	62,091	57,984
Expense on deferred compensation plans	63	1,864
Total other expenses	106,259	101,516

Gain on sale of operating properties, including land	443	85,192
Equity in income of joint ventures	1,497	1,382
Income from continuing operations before income taxes	38,179	116,625
Income tax expense	(315)	(429)
Income from continuing operations	37,864	116,196
Income from discontinued operations	5,076	4,869
Net income	42,940	121,065
Less income allocated to non-controlling interests from continuing operations	(1,210)	(5,466)
Net income attributable to common shareholders	$41,730	$115,599

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$42,940	$121,065
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	32	37
Comprehensive income	42,972	121,102
Less income allocated to non-controlling interests from continuing operations	(1,210)	(5,466)
Comprehensive income attributable to common shareholders	$41,762	$115,636

PER SHARE DATA

Total earnings per common share - basic	$0.46	$1.29
Total earnings per common share - diluted	0.46	1.27
Earnings per share from continuing operations - basic	0.41	1.23
Earnings per share from continuing operations - diluted	0.41	1.22

Weighted average number of common shares outstanding:
Basic	89,344	88,987
Diluted	90,509	90,464

(a) Prior period has been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended March 31,
	2016	2015
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$41,730	$115,599
Real estate depreciation and amortization	60,485	56,459
Real estate depreciation from discontinued operations	4,327	3,904
Adjustments for unconsolidated joint ventures	2,358	2,245
Income allocated to non-controlling interests	1,210	5,466
Gain on sale of operating properties, net of tax	—	(85,145)
Funds from operations	$110,110	$98,528

Less: recurring capitalized expenditures (a)	(9,294)	(10,644)

Adjusted funds from operations - diluted	$100,816	$87,884

PER SHARE DATA
Funds from operations - diluted	$1.20	$1.08
Adjusted funds from operations - diluted	1.10	0.96
Distributions declared per common share	0.75	0.70

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	91,593	91,275

PROPERTY DATA
Total operating properties (end of period) (b)	173	168
Total operating apartment homes in operating properties (end of period) (b)	60,172	58,446
Total operating apartment homes (weighted average)	52,552	51,558
Total operating apartment homes - excluding discontinued operations (weighted average)	47,634	46,640

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale.

Note: Please refer to pages 25 and 26 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEET
(In thousands)

(Unaudited)

	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
ASSETS
Real estate assets, at cost
Land	$998,519	$989,247	$990,035	$975,211	$953,246
Buildings and improvements	5,978,843	5,911,432	5,890,751	5,769,476	5,618,341
	6,977,362	6,900,679	6,880,786	6,744,687	6,571,587
Accumulated depreciation	(1,841,107)	(1,780,694)	(1,730,929)	(1,671,189)	(1,613,193)
Net operating real estate assets	5,136,255	5,119,985	5,149,857	5,073,498	4,958,394
Properties under development, including land (a)	489,730	486,918	439,777	484,663	515,743
Investments in joint ventures	32,568	33,698	34,705	35,731	36,526
Properties held for sale (a)	238,417	239,063	237,635	238,640	239,031
Total real estate assets	5,896,970	5,879,664	5,861,974	5,832,532	5,749,694
Accounts receivable – affiliates	24,011	25,100	25,053	25,855	25,652
Other assets, net (b)	107,161	116,260	118,985	108,220	109,937
Cash and cash equivalents	6,935	10,617	10,375	16,508	174,353
Restricted cash	5,378	5,971	6,126	5,791	5,034
Total assets	$6,040,455	$6,037,612	$6,022,513	$5,988,906	$6,064,670

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,866,502	$1,824,930	$1,803,360	$1,761,793	$1,829,146
Secured	899,315	899,757	900,472	901,032	901,582
Accounts payable and accrued expenses	140,991	133,353	131,532	128,532	134,438
Accrued real estate taxes	25,499	45,223	57,642	43,905	23,269
Distributions payable	69,020	64,275	64,276	64,253	64,261
Other liabilities (c)	86,423	97,814	96,679	100,515	102,163
Total liabilities	3,087,750	3,065,352	3,053,961	3,000,030	3,054,859

Commitments and contingencies
Non-qualified deferred compensation share awards	88,550	79,364	72,316	69,791	69,902

Equity
Common shares of beneficial interest	975	976	976	976	976
Additional paid-in capital	3,658,372	3,662,864	3,660,482	3,657,537	3,656,105
Distributions in excess of net income attributable to common shareholders	(491,275)	(458,577)	(452,257)	(426,614)	(403,518)
Treasury shares, at cost	(378,032)	(386,793)	(387,114)	(387,172)	(388,181)
Accumulated other comprehensive loss (d)	(1,881)	(1,913)	(2,307)	(2,345)	(2,382)
Total common equity	2,788,159	2,816,557	2,819,780	2,842,382	2,863,000
Non-controlling interests	75,996	76,339	76,456	76,703	76,909
Total equity	2,864,155	2,892,896	2,896,236	2,919,085	2,939,909
Total liabilities and equity	$6,040,455	$6,037,612	$6,022,513	$5,988,906	$6,064,670

(a) All prior periods presented have been changed to present the 15 operating properties, 19.6 acres of land, and retail center located in Las Vegas, Nevada, which were classified as held for sale at March 31, 2016 and subsequently sold on April 26, 2016. (See page 18 for additional information relating to this sale).

(b) Includes net deferred charges of:	$2,600	$2,851	$3,077	$59	$43

(c) Includes deferred revenues of:	$1,797	$1,768	$1,918	$843	$1,728

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligation, and unrealized loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2016 (in apartment homes)

	Fully Consolidated						Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Held for Sale	Total	Operating	Grand Total
D.C. Metro (a)	5,808	321	—	862	—	6,991	276	7,267
Houston, TX	5,912	—	—	315	—	6,227	2,522	8,749
SE Florida	2,520	261	—	—	—	2,781	—	2,781
Las Vegas, NV	—	—	—	—	4,918	4,918	—	4,918
Dallas, TX	3,993	—	—	423	—	4,416	1,250	5,666
Los Angeles/Orange County, CA	2,060	421	303	287	—	3,071	—	3,071
Atlanta, GA	3,633	—	379	—	—	4,012	234	4,246
Tampa, FL	3,338	—	—	—		3,338	450	3,788
Orlando, FL	3,240	—	—	—	—	3,240	300	3,540
Charlotte, NC	2,487	—	—	323	—	2,810	266	3,076
Denver, CO	1,941	424	—	267	—	2,632	—	2,632
San Diego/Inland Empire, CA	1,665	—	—	—	—	1,665	—	1,665
Phoenix, AZ	2,095	454	380	—	—	2,929	—	2,929
Raleigh, NC	2,266	438	—	—	—	2,704	350	3,054
Austin, TX	1,386	614	—	—	—	2,000	1,360	3,360
Corpus Christi, TX	632	1,005	—	—	—	1,637	270	1,907
Total Portfolio	42,976	3,938	1,062	2,477	4,918	55,371	7,278	62,649

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
D.C. Metro	16.7%	15.1%	14.8%	94.8%	94.8%	96.1%	96.2%	94.7%
Houston, TX	12.5%	10.4%	11.2%	93.9%	94.7%	95.6%	95.8%	95.4%
SE Florida	8.2%	7.7%	7.4%	96.9%	96.8%	96.9%	96.6%	96.4%
Las Vegas, NV	—%	6.5%	6.2%	94.5%	94.9%	95.2%	95.7%	95.8%
Dallas, TX	7.5%	6.2%	6.6%	96.1%	95.9%	96.3%	96.2%	95.8%
Los Angeles/Orange County, CA	7.0%	7.4%	7.1%	95.4%	95.6%	95.5%	95.1%	95.8%
Atlanta, GA	7.5%	7.0%	6.9%	95.4%	95.6%	95.9%	96.1%	95.3%
Tampa, FL	6.3%	5.3%	5.3%	95.9%	96.3%	95.9%	95.8%	95.6%
Orlando, FL	6.3%	5.2%	5.2%	95.7%	95.4%	96.4%	95.6%	95.4%
Charlotte, NC	5.7%	4.8%	4.8%	96.0%	96.2%	97.1%	96.9%	96.4%
Denver, CO	5.3%	5.3%	5.1%	94.3%	95.0%	96.6%	96.1%	95.9%
San Diego/Inland Empire, CA	4.7%	4.0%	3.8%	95.2%	95.9%	96.4%	96.1%	95.6%
Phoenix, AZ	4.5%	5.1%	4.9%	95.2%	95.5%	95.5%	94.7%	96.0%
Raleigh, NC	4.1%	4.0%	4.1%	94.8%	94.7%	95.8%	95.1%	94.8%
Austin, TX	2.6%	3.1%	3.6%	95.7%	95.3%	96.3%	95.7%	95.7%
Corpus Christi, TX	1.1%	2.9%	3.0%	93.0%	94.4%	95.3%	93.7%	93.7%
Total Portfolio	100.0%	100.0%	100.0%	95.2%	95.4%	96.0%	95.9%	95.5%

(b) Operating communities represent all fully-consolidated communities at period end, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2016	2015	Change
"Same Property" Communities (a)	42,976	$193,664	$184,692	$8,972
Non-"Same Property" Communities (b)	3,938	17,664	13,202	4,462
Development and Lease-Up Communities (c)	3,539	5,026	731	4,295
Disposition/Other (d)	—	1,241	2,983	(1,742)
Total Property Revenues	50,453	$217,595	$201,608	$15,987

Property Expenses
"Same Property" Communities (a)	42,976	$68,696	$67,181	$1,515
Non-"Same Property" Communities (b)	3,938	5,765	4,732	1,033
Development and Lease-Up Communities (c)	3,539	2,292	388	1,904
Disposition/Other (d)	—	396	1,227	(831)
Total Property Expenses	50,453	$77,149	$73,528	$3,621

Property Net Operating Income
"Same Property" Communities (a)	42,976	$124,968	$117,511	$7,457
Non-"Same Property" Communities (b)	3,938	11,899	8,470	3,429
Development and Lease-Up Communities (c)	3,539	2,734	343	2,391
Disposition/Other (d)	—	845	1,756	(911)
Total Property Net Operating Income	50,453	$140,446	$128,080	$12,366

Income from Discontinued Operations (e)		Three Months Ended March 31,
		2016	2015
Property Revenues		$14,827	$13,826
Property Expenses		(5,148)	(4,883)
Property Net Operating Income		9,679	8,943
Property management expense		(176)	(170)
Depreciation and amortization		(4,327)	(3,904)
Other taxes		(100)	—
Income from Discontinued Operations		$5,076	$4,869

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized as of January 1, 2015, excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2015, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities, below market lease amortization related to acquired communities, and expenses related to land holdings not under active development.

(e) Represents operating results for communities held for sale as of March 31, 2016.

CAMDEN	"SAME PROPERTY"
FIRST QUARTER COMPARISONS
March 31, 2016
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q16	1Q15	Growth	1Q16	1Q15	Growth	1Q16	1Q15	Growth
D.C. Metro	5,808	$30,772	$30,558	0.7%	$9,865	$9,866	0.0%	$20,907	$20,692	1.0%
Houston, TX	5,912	27,313	27,212	0.4%	11,681	11,585	0.8%	15,632	15,627	0.0%
SE Florida	2,520	15,093	14,189	6.4%	4,824	4,944	(2.4)%	10,269	9,245	11.1%
Dallas, TX	3,993	15,705	14,454	8.7%	6,351	5,740	10.6%	9,354	8,714	7.3%
Los Angeles/Orange County, CA	2,060	12,581	11,997	4.9%	3,839	3,842	(0.1)%	8,742	8,155	7.2%
Atlanta, GA	3,633	14,802	13,892	6.6%	5,413	5,197	4.2%	9,389	8,695	8.0%
Tampa, FL	3,338	12,565	11,411	10.1%	4,688	4,446	5.4%	7,877	6,965	13.1%
Orlando, FL	3,240	12,401	11,448	8.3%	4,533	4,354	4.1%	7,868	7,094	10.9%
Charlotte, NC	2,487	10,328	10,032	3.0%	3,212	3,228	(0.5)%	7,116	6,804	4.6%
Denver, CO	1,941	8,889	8,422	5.5%	2,239	2,508	(10.7)%	6,650	5,914	12.4%
San Diego/Inland Empire, CA	1,665	9,199	8,505	8.2%	3,287	3,167	3.8%	5,912	5,338	10.8%
Phoenix, AZ	2,095	8,292	7,674	8.1%	2,781	2,582	7.7%	5,511	5,092	8.2%
Raleigh, NC	2,266	7,877	7,388	6.6%	2,697	2,485	8.5%	5,180	4,903	5.6%
Austin, TX	1,386	5,684	5,332	6.6%	2,467	2,404	2.6%	3,217	2,928	9.9%
Corpus Christi, TX	632	2,163	2,178	(0.7)%	819	833	(1.7)%	1,344	1,345	(0.1)%

Total Same Property	42,976	$193,664	$184,692	4.9%	$68,696	$67,181	2.3%	$124,968	$117,511	6.3%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q16	1Q15	Growth	1Q16	1Q15	Growth	1Q16	1Q15	Growth
D.C. Metro	16.7%	94.9%	94.7%	0.2%	$1,642	$1,638	0.2%	$1,862	$1,851	0.5%
Houston, TX	12.5%	94.2%	95.3%	(1.1)%	1,467	1,453	1.0%	1,634	1,610	1.5%
SE Florida	8.2%	96.9%	96.4%	0.5%	1,834	1,750	4.8%	2,060	1,947	5.9%
Dallas, TX	7.5%	96.3%	96.1%	0.2%	1,170	1,099	6.5%	1,361	1,255	8.5%
Los Angeles/Orange County, CA	7.0%	95.4%	95.6%	(0.2)%	1,932	1,838	5.1%	2,135	2,031	5.1%
Atlanta, GA	7.5%	95.4%	94.9%	0.5%	1,233	1,171	5.3%	1,423	1,342	6.1%
Tampa, FL	6.3%	95.9%	95.4%	0.5%	1,066	999	6.7%	1,308	1,194	9.6%
Orlando, FL	6.3%	95.7%	95.5%	0.2%	1,124	1,051	6.9%	1,333	1,234	8.1%
Charlotte, NC	5.7%	96.1%	96.4%	(0.3)%	1,235	1,205	2.5%	1,441	1,395	3.3%
Denver, CO	5.3%	94.3%	95.9%	(1.6)%	1,437	1,332	7.9%	1,618	1,510	7.1%
San Diego/Inland Empire, CA	4.7%	95.2%	95.6%	(0.4)%	1,715	1,611	6.5%	1,934	1,780	8.6%
Phoenix, AZ	4.5%	95.8%	96.0%	(0.2)%	1,145	1,100	4.1%	1,378	1,271	8.3%
Raleigh, NC	4.1%	95.4%	95.2%	0.2%	995	952	4.5%	1,215	1,141	6.4%
Austin, TX	2.6%	96.2%	95.4%	0.8%	1,188	1,140	4.2%	1,421	1,344	5.8%
Corpus Christi, TX	1.1%	92.4%	93.2%	(0.8)%	1,015	1,005	1.0%	1,233	1,232	0.1%

Total Same Property	100.0%	95.4%	95.5%	(0.1)%	$1,369	$1,318	3.9%	$1,575	$1,501	5.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
March 31, 2016
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q16	4Q15	Growth	1Q16	4Q15	Growth	1Q16	4Q15	Growth
D.C. Metro	5,808	$30,772	$30,957	(0.6)%	$9,865	$9,606	2.7%	$20,907	$21,351	(2.1)%
Houston, TX	5,912	27,313	27,465	(0.6)%	11,681	10,833	7.8%	15,632	16,632	(6.0)%
SE Florida	2,520	15,093	14,823	1.8%	4,824	4,688	2.9%	10,269	10,135	1.3%
Dallas, TX	3,993	15,705	15,391	2.0%	6,351	6,301	0.8%	9,354	9,090	2.9%
Los Angeles/Orange County, CA	2,060	12,581	12,537	0.4%	3,839	3,923	(2.1)%	8,742	8,614	1.5%
Atlanta, GA	3,633	14,802	14,694	0.7%	5,413	5,370	0.8%	9,389	9,324	0.7%
Tampa, FL	3,338	12,565	12,351	1.7%	4,688	4,543	3.2%	7,877	7,808	0.9%
Orlando, FL	3,240	12,401	12,112	2.4%	4,533	4,560	(0.6)%	7,868	7,552	4.2%
Charlotte, NC	2,487	10,328	10,323	0.0%	3,212	3,255	(1.3)%	7,116	7,068	0.7%
Denver, CO	1,941	8,889	8,945	(0.6)%	2,239	2,607	(14.1)%	6,650	6,338	4.9%
San Diego/Inland Empire, CA	1,665	9,199	9,140	0.6%	3,287	3,249	1.2%	5,912	5,891	0.4%
Phoenix, AZ	2,095	8,292	8,181	1.4%	2,781	2,671	4.1%	5,511	5,510	0.0%
Raleigh, NC	2,266	7,877	7,783	1.2%	2,697	2,590	4.1%	5,180	5,193	(0.3)%
Austin, TX	1,386	5,684	5,609	1.3%	2,467	2,320	6.3%	3,217	3,289	(2.2)%
Corpus Christi, TX	632	2,163	2,171	(0.4)%	819	802	2.1%	1,344	1,369	(1.8)%

Total Same Property	42,976	$193,664	$192,482	0.6%	$68,696	$67,318	2.0%	$124,968	$125,164	(0.2)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q16	4Q15	Growth	1Q16	4Q15	Growth	1Q16	4Q15	Growth
D.C. Metro	16.7%	94.9%	94.9%	0.0%	$1,642	$1,646	(0.2)%	$1,862	$1,871	(0.6)%
Houston, TX	12.5%	94.2%	94.9%	(0.7)%	1,467	1,469	(0.1)%	1,634	1,632	0.1%
SE Florida	8.2%	96.9%	96.9%	0.0%	1,834	1,814	1.1%	2,060	2,023	1.8%
Dallas, TX	7.5%	96.3%	95.9%	0.4%	1,170	1,161	0.8%	1,361	1,340	1.6%
Los Angeles/Orange County, CA	7.0%	95.4%	95.6%	(0.2)%	1,932	1,914	0.9%	2,135	2,122	0.6%
Atlanta, GA	7.5%	95.4%	95.6%	(0.2)%	1,233	1,226	0.6%	1,423	1,410	0.9%
Tampa, FL	6.3%	95.9%	96.3%	(0.4)%	1,066	1,051	1.4%	1,308	1,280	2.1%
Orlando, FL	6.3%	95.7%	95.5%	0.2%	1,124	1,108	1.4%	1,333	1,304	2.2%
Charlotte, NC	5.7%	96.1%	96.2%	(0.1)%	1,235	1,236	(0.1)%	1,441	1,438	0.1%
Denver, CO	5.3%	94.3%	95.0%	(0.7)%	1,437	1,428	0.6%	1,618	1,616	0.1%
San Diego/Inland Empire, CA	4.7%	95.2%	95.9%	(0.7)%	1,715	1,698	1.0%	1,934	1,908	1.3%
Phoenix, AZ	4.5%	95.8%	95.8%	0.0%	1,145	1,134	1.0%	1,378	1,358	1.4%
Raleigh, NC	4.1%	95.4%	94.7%	0.7%	995	994	0.1%	1,215	1,209	0.5%
Austin, TX	2.6%	96.2%	95.6%	0.6%	1,188	1,181	0.6%	1,421	1,411	0.7%
Corpus Christi, TX	1.1%	92.4%	93.9%	(1.5)%	1,015	1,016	(0.1)%	1,233	1,219	1.1%

Total Same Property	100.0%	95.4%	95.5%	(0.1)%	$1,369	$1,362	0.5%	$1,575	$1,563	0.7%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
March 31, 2016
(In thousands)

(Unaudited)

					% of Actual
					1Q16 Operating
Quarterly Comparison (a)	1Q16	1Q15	$ Change	% Change	Expenses

Property taxes	$24,245	$23,217	$1,028	4.4%	35.3%
Salaries and Benefits for On-site Employees	15,075	14,667	408	2.8%	22.0%
Utilities	14,661	13,393	1,268	9.5%	21.3%
Repairs and Maintenance	8,941	8,735	206	2.4%	13.0%
Property Insurance	1,685	3,202	(1,517)	(47.4)%	2.5%
General and Administrative	2,422	2,261	161	7.1%	3.5%
Marketing and Leasing	1,104	1,156	(52)	(4.5)%	1.6%
Other	563	550	13	2.4%	0.8%

Total Same Property	$68,696	$67,181	$1,515	2.3%	100.0%

					% of Actual
					1Q16 Operating
Sequential Comparison (a)	1Q16	4Q15	$ Change	% Change	Expenses

Property taxes	$24,245	$22,477	$1,768	7.9%	35.3%
Salaries and Benefits for On-site Employees	15,075	14,604	471	3.2%	22.0%
Utilities	14,661	14,354	307	2.1%	21.3%
Repairs and Maintenance	8,941	8,744	197	2.3%	13.0%
Property Insurance	1,685	3,058	(1,373)	(44.9)%	2.5%
General and Administrative	2,422	2,220	202	9.1%	3.5%
Marketing and Leasing	1,104	1,350	(246)	(18.2)%	1.6%
Other	563	511	52	10.2%	0.8%

Total Same Property	$68,696	$67,318	$1,378	2.0%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2015, excluding properties held for sale.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended March 31,
OPERATING DATA (a)	2016	2015
Property Revenues
Rental revenues	$8,049	$7,577
Other property revenues	1,198	1,036
Total property revenues	9,247	8,613

Property expenses
Property operating and maintenance	2,187	2,046
Real estate taxes	1,600	1,475
	3,787	3,521

Net Operating Income	5,460	5,092

Other expenses
Interest (b)	1,541	1,448
Depreciation and amortization	2,346	2,155
Other (including debt prepayment penalties)	76	107
Total other expenses	3,963	3,710

Equity in income of joint ventures	$1,497	$1,382

	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015
BALANCE SHEET DATA(c)
Land	$109,912	$109,912	$108,157	$106,792	$105,660
Building & Improvements	731,896	730,867	714,631	701,209	689,676
	841,808	840,779	822,788	808,001	795,336
Accumulated Depreciation	(121,865)	(114,277)	(106,669)	(99,270)	(92,065)
Net operating real estate assets	719,943	726,502	716,119	708,731	703,271
Properties under development and land	2,347	1,711	16,177	26,605	33,716
Cash and other assets, net	13,863	19,768	20,880	18,072	13,872
Total assets	$736,153	$747,981	$753,176	$753,408	$750,859

Notes payable	$528,193	$526,950	$528,702	$527,854	$526,537
Other liabilities	16,347	25,765	26,011	23,917	20,376
Total liabilities	544,540	552,715	554,713	551,771	546,913

Member's equity	191,613	195,266	198,463	201,637	203,946
Total liabilities and members' equity	$736,153	$747,981	$753,176	$753,408	$750,859

Company's equity investment	$32,568	$33,698	$34,705	$35,731	$36,526

Company's pro-rata share of debt	$165,325	$164,935	$165,484	$165,218	$164,806

PROPERTY DATA (end of period)
Total operating properties	22	22	21	21	21
Total operating apartment homes	7,278	7,278	7,012	7,012	7,012
Pro rata share of operating apartment homes	2,278	2,278	2,195	2,195	2,195
Total development properties	—	—	1	1	1
Total development apartment homes	—	—	266	266	266
Pro rata share of development apartment homes	—	—	83	83	83

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Prior year has been changed to reflect the adoption of ASU 2015-03 (as supplemented by ASU 2015-15) at December 31, 2015, which required retrospective application.
(c) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2016 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 4/24/2016
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Glendale	303	$113.3			4Q12	2Q15	3Q15	2Q16	77%	79%
	Glendale, CA
2.	Camden Paces	379	117.4			4Q12	2Q14	4Q15	2Q16	89%	88%
	Atlanta, GA
3.	Camden Chandler	380	67.5			1Q14	1Q15	1Q16	4Q16	71%	69%
	Chandler, AZ

Total Completed Communities in Lease-Up		1,062	$298.2							79%	79%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 4/24/2016
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Gallery	323	$58.0	$54.1	$40.4	3Q13	1Q16	3Q16	1Q17	30%	17%
	Charlotte, NC
2.	Camden Victory Park	423	82.0	75.4	51.5	4Q13	1Q16	3Q16	1Q18	20%	10%
	Dallas, TX
3.	The Camden	287	145.0	123.3	98.6	4Q13	2Q16	4Q16	2Q17	16%	8%
	Los Angeles, CA
4.	Camden Lincoln Station	267	56.0	24.2	24.2	4Q14	4Q16	2Q17	1Q18
	Denver, CO
5.	Camden NoMa II	405	115.0	62.0	62.0	1Q15	2Q17	4Q17	4Q19
	Washington, DC
6.	Camden Shady Grove	457	116.0	58.9	58.9	2Q15	1Q17	1Q18	4Q19
	Rockville, MD
7.	Camden McGowen Station	315	90.0	18.6	18.6	4Q14	4Q17	2Q18	3Q19
	Houston, TX

Total Development Communities		2,477	$662.0	$416.5	$354.2					22%	12%

Additional Development Pipeline & Land (a)					135.5

Total Properties Under Development and Land (per Balance Sheet)					$489.7

NOI Contribution from Development Communities ($ in millions)								Cost to Date	1Q16 NOI
Communities that Stabilized During Quarter								$79.2	$1.3
Completed Communities in Lease-Up								298.2	2.7
Development Communities in Lease-Up								252.8	0.0
Total Development Communities NOI Contribution								$630.2	$4.0

(a) Please refer to the Development Pipeline & Land Summary on page 17.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF MARCH 31, 2016 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Washingtonian	365	$90.0	$18.9
	Gaithersburg, MD
2.	Camden North End (b)	1,069	225.0	39.2
	Phoenix, AZ
3.	Camden Buckhead	336	80.0	22.7
	Atlanta, GA
4.	Camden Arts District	354	150.0	13.9
	Los Angeles, CA
5.	Camden Conte (c)	519	170.0	21.5
	Houston, TX
6.	Camden Atlantic	286	62.0	13.6
	Plantation, FL

Development Pipeline		2,929	$777.0	$129.8

LAND HOLDINGS/OTHER (d)		Acreage		Cost to Date

	Charlotte, NC	2.0		$5.3
	Other (e)	0.0		0.4

Land Holdings/Other		2.0		$5.7

Total Development Pipeline and Land				$135.5

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(b) Will be developed in three phases. The estimated units, estimated cost, and cost to date represent all phases.

(c) Will be developed in two phases. The estimated units, estimated cost, and cost to date represent both phases.

(d) Excludes approximately 19.6 acres of land located in Las Vegas, Nevada, with a cost of $4.2 million as of March 31, 2016, which was classified as held for sale at March 31, 2016, and sold on April 26, 2016.

(e) Includes development opportunities in the early phase of the development process for which the Company either has an option to acquire land or enter into a leasehold interest, or for which the Company is the buyer under a contract to purchase land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2016 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per Unit amounts)

				Apartment	Weighted Average	Community
Dispositions Subsequent to Quarter End		Location	Sales Price	Homes	Monthly Rental Rate	Age	Closing Date
1.	Las Vegas Portfolio (a)	Las Vegas, NV	$630.0	4,918 Homes	$1,060	23 years	4/26/16

Total/Average Dispositions			$630.0	4,918 Homes	$1,060	23 years

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Grandview II	Charlotte, NC	$4.1	2.0	2/23/2016

Total/Average Land Acquisitions			$4.1	2.0 Acres

(a) Includes retail center and 19.6 acres of land.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2016:

	Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2016	$78	$—	$—	$78	—%	N/A
2017	436	—	246,750	247,186	9.0%	5.8%
2018	799	175,000	—	175,799	6.4%	1.4%
2019	1,139	644,107	—	645,246	23.3%	5.4%
2020	1,110	—	—	1,110	—%	N/A
2021	1,480	—	250,000	251,480	9.1%	4.8%
2022	1,860	—	350,000	351,860	12.7%	3.2%
2023	2,991	—	250,000	252,991	9.1%	5.1%
2024	3,832	—	500,000	503,832	18.2%	4.0%
Thereafter	51,235	—	—	51,235	1.9%	3.3%
Total Maturing Debt	$64,960	$819,107	$1,596,750	$2,480,817	89.7%	4.4%

Unsecured Line of Credit	$—	$—	$265,000	$265,000	9.6%	1.3%
Other Short Term Borrowings	—	—	20,000	20,000	0.7%	1.5%
Total Debt	$64,960	$819,107	$1,881,750	$2,765,817	100.0%	4.1%

Weighted Average Maturity of Debt		5.5 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$492,133	17.8%	1.4%	4.0 Years
Fixed rate debt	2,273,684	82.2%	4.7%	5.8 Years
Total	$2,765,817	100.0%	4.1%	5.5 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,866,502	67.5%	3.9%	5.8 Years
Secured debt	899,315	32.5%	4.4%	4.8 Years
Total	$2,765,817	100.0%	4.1%	5.5 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$692,182	77.0%	5.3%	5.0 Years
Conventional variable-rate mortgage debt	175,000	19.4%	1.4%	2.5 Years
Tax exempt variable rate debt	32,133	3.6%	1.6%	12.2 Years
Total	$899,315	100.0%	4.4%	4.8 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	1Q16 NOI	% of Total
Unencumbered real estate assets	42,958	77.6%	$6,333,651	80.1%	$114,359	76.2%
Encumbered real estate assets	12,413	22.4%	1,574,181	19.9%	35,766	23.8%
Total	55,371	100.0%	$7,907,832	100.0%	$150,125	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.4x

(a) Includes all available extension options.

(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2016 AND 2017:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
2Q 2016	$17	$—	$20,000	$20,017	1.5%
3Q 2016	25	—	—	25	N/A
4Q 2016	36	—	—	36	N/A
2016	$78	$—	$20,000	$20,078	1.5%

1Q 2017	$47	$—	$—	$47	N/A
2Q 2017	99	—	246,750	246,849	5.8%
3Q 2017	139	—	—	139	N/A
4Q 2017	151	—	—	151	N/A
2017	$436	$—	$246,750	$247,186	5.8%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	27%	Yes

Secured Debt to Gross Asset Value	<	40%	9%	Yes

Consolidated EBITDA to Total Fixed Charges	>	150%	430%	Yes

Unsecured Debt to Gross Asset Value	<	60%	24%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	35%	Yes

Total Secured Debt to Total Asset Value	<	40%	11%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	345%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	452%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2016:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2016	$1,797	$30,737	$32,534	19.7%	3.6%
2017	1,602	44,641	46,243	28.0%	3.2%
2018	656	50,555	51,211	31.0%	4.0%
2019	309	7,383	7,692	4.6%	4.2%
2020	120	—	120	0.1%	N/A
2021	(14)	5,160	5,146	3.1%	4.8%
2022	(25)	—	(25)	—%	N/A
2023	(26)	—	(26)	—%	N/A
2024	(26)	—	(26)	—%	N/A
Thereafter	(33)	21,143	21,110	12.7%	2.4%
Total Debt	$4,360	$159,619	$163,979	99.2%	3.5%

Unsecured lines of credit (b)	$—	$1,346	$1,346	0.8%	3.2%
	$4,360	$160,965	$165,325	100.0%	3.5%

Weighted Average Maturity of Debt		2.7 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$57,762	34.9%	2.4%	4.6 Years
Fixed rate debt		107,563	65.1%	4.1%	1.7 Years
Total		$165,325	100.0%	3.5%	2.7 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$107,563	65.1%	4.1%	1.7 Years
Conventional variable-rate mortgage debt		37,855	22.9%	2.5%	6.0 Years
Variable-rate construction loans		18,561	11.2%	2.1%	2.0 Years
Unsecured lines of credit		1,346	0.8%	3.2%	0.9 Years
Total		$165,325	100.0%	3.5%	2.7 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,278	$841,808
Land		0	2,347
Total		7,278	$844,155

(a) Includes all available extension options.

(b) As of March 31, 2016 these borrowings were drawn under the lines of credit with $10.0 million in total capacity. Camden has a 31.3% ownership interest in the borrowing entity.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2016 AND 2017:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
2Q 2016	$646	$6,022	$6,668	4.2%
3Q 2016	621	—	621	N/A
4Q 2016	530	24,715	25,245	3.4%
2016	$1,797	$30,737	$32,534	3.6%

1Q 2017 (b)	$435	$10,470	$10,905	3.6%
2Q 2017	393	16,955	17,348	2.7%
3Q 2017	390	4,992	5,382	4.8%
4Q 2017	384	13,570	13,954	2.9%
2017	$1,602	$45,987	$47,589	3.2%

(a) Includes all available extension options.

(b) 1Q 2017 maturities includes unsecured lines of credit with $1,346 (Camden's pro-rata share) outstanding as of March 31, 2016. The lines of credit have $10.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	First Quarter 2016 (a)
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (b)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.6	years	$2,031	$39	$798	$15
Appliances	9.4	years	724	14	235	4
Painting	—		—	—	1,361	26
Cabinetry/Countertops	10.0	years	270	5	—	—
Other	9.1	years	1,001	19	493	9
Exteriors
Painting	5.0	years	65	1	—	—
Carpentry	10.0	years	614	12	—	—
Landscaping	5.5	years	202	4	3,201	61
Roofing	18.6	years	330	6	79	2
Site Drainage	10.0	years	19	—	—	—
Fencing/Stair	10.0	years	141	3	—	—
Other (c)	6.1	years	1,504	29	2,938	55
Common Areas
Mech., Elec., Plumbing	9.4	years	1,474	28	1,298	25
Parking/Paving	4.8	years	18	—	—	—
Pool/Exercise/Facility	7.8	years	901	17	321	6
Total Recurring (d)			$9,294	$177	$10,724	$203
Weighted Average Apartment Homes				52,552		52,552

Non-recurring capitalized expenditures (e)			$1,094

Revenue Enhancing Expenditures (f)	10.0	years	$4,917	$13,077
Revenue Enhanced Apartment Homes				376

(a) Includes discontinued operations. Capital expenditures for discontinued operations were $1,409 for the three months ended March 31, 2016. Maintenance expenses were $837 for the same period.
(b) Weighted average useful life of capitalized expenses for the three months ended March 31, 2016.
(c) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(d) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(e) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2016 in addition to other, non-routine items.
(f) Represents capital expenditures for the three months ended March 31, 2016 spent on apartment unit renovation (primarily kitchens and baths) designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO
In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended March 31,
	2016	2015
Net income attributable to common shareholders	$41,730	$115,599
Real estate depreciation and amortization	60,485	56,459
Real estate depreciation from discontinued operations	4,327	3,904
Adjustments for unconsolidated joint ventures	2,358	2,245
Income allocated to non-controlling interests	1,210	5,466
Gain on sale of operating properties, net of tax	—	(85,145)
Funds from operations	$110,110	$98,528

Less: recurring capitalized expenditures	(9,294)	(10,644)

Adjusted funds from operations	$100,816	$87,884

Weighted average number of common shares outstanding:
EPS diluted	90,509	90,464
FFO/AFFO diluted	91,593	91,275

Total earnings per common share - diluted	$0.46	$1.27
FFO per common share - diluted	$1.20	$1.08
AFFO per common share - diluted	$1.10	$0.96

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	2Q16	Range	2016	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$4.60	$4.64	$5.62	$5.82
Expected real estate depreciation and amortization	0.72	0.72	2.89	2.89
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.06	0.06
Estimated (gain) on properties held for sale	(4.22)	(4.22)	(4.22)	(4.22)
Expected FFO per share - diluted	$1.13	$1.17	$4.45	$4.65

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended March 31,
	2016	2015
Net income	$42,940	$121,065
Less: Fee and asset management	(1,765)	(1,563)
Less: Interest and other income	(224)	(60)
Less: Income on deferred compensation plans	(63)	(1,864)
Plus: Property management	7,140	5,792
Plus: Fee and asset management	952	1,076
Plus: General and administrative	12,223	9,748
Plus: Interest	23,790	25,052
Plus: Depreciation and amortization	62,091	57,984
Plus: Expense on deferred compensation plans	63	1,864
Less: Gain on sale of operating properties, including land	(443)	(85,192)
Less: Equity in income of joint ventures	(1,497)	(1,382)
Plus: Income tax expense	315	429
Less: Income from discontinued operations	(5,076)	(4,869)
Net Operating Income (NOI)	$140,446	$128,080

"Same Property" Communities	$124,968	$117,511
Non-"Same Property" Communities	11,899	8,470
Development and Lease-Up Communities	2,734	343
Dispositions/Other	845	1,756
Net Operating Income (NOI)	$140,446	$128,080

EBITDA

EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, and income (loss) allocated to non-controlling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three months ended March 31,
	2016	2015
Net income attributable to common shareholders	$41,730	$115,599
Plus: Interest	23,790	25,052
Plus: Depreciation and amortization	62,091	57,984
Plus: Income allocated to non-controlling interests from continuing operations	1,210	5,466
Plus: Income tax expense	315	429
Plus: Real estate depreciation from discontinued operations	4,327	3,904
Less: Gain on sale of operating properties, including land	(443)	(85,192)
Less: Equity in income of joint ventures	(1,497)	(1,382)
EBITDA	$131,523	$121,860

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Moody's	Baa1	Positive
	Fitch	BBB+	Positive
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q2 '16	Q3 '16	Q4 '16	Q1 '17
Earnings Release & Conference Call		Late July	Late October	Early February	Late April

Dividend Information - Common Shares:		Q1 '15
Declaration Date		1/28/2016
Record Date		3/31/2016
Payment Date		4/18/2016
Distributions Per Share		$0.75

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2016

(Unaudited)							1Q16 Avg Monthly		1Q16 Avg Monthly
			Year Placed	Average	Apartment	1Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler (1)	Chandler	AZ	2015	1,146	380	Lease-Up	$1,361	$1.19	$1,577	$1.38
Camden Copper Square	Phoenix	AZ	2000	786	332	94%	1,065	1.36	1,328	1.69
Camden Foothills	Scottsdale	AZ	2014	1,032	220	94%	1,450	1.41	1,686	1.63
Camden Hayden	Tempe	AZ	2015	1,043	234	90%	1,368	1.31	1,560	1.50
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,127	1.06	1,371	1.28
Camden Montierra	Scottsdale	AZ	1999	1,071	249	97%	1,262	1.18	1,478	1.38
Camden Pecos Ranch	Chandler	AZ	2001	924	272	95%	981	1.06	1,204	1.30
Camden San Marcos	Scottsdale	AZ	1995	984	320	96%	1,129	1.15	1,325	1.35
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	1,142	1.10	1,382	1.33
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	97%	1,477	1.13	1,711	1.31
TOTAL ARIZONA	10	Properties		1,030	2,929	95%	1,214	1.18	1,435	1.39

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	94%	1,882	1.87	2,105	2.09
Camden Glendale (1)	Glendale	CA	2015	882	303	Lease-Up	2,268	2.57	2,346	2.66
Camden Harbor View	Long Beach	CA	2004	975	538	96%	2,376	2.44	2,576	2.64
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	2,006	1.98	2,192	2.17
Camden Martinique	Costa Mesa	CA	1986	794	714	95%	1,618	2.03	1,818	2.29
Camden Parkside	Fullerton	CA	1972	836	421	96%	1,479	1.77	1,661	1.99
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	1,805	2.03	1,990	2.23
Total Los Angeles/Orange County	7	Properties		904	2,784	95%	1,900	2.11	2,078	2.30

Camden Landmark	Ontario	CA	2006	982	469	95%	1,456	1.48	1,616	1.64
Camden Old Creek	San Marcos	CA	2007	1,037	350	97%	1,872	1.80	2,089	2.01
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	1,759	1.83	2,009	2.09
Camden Tuscany	San Diego	CA	2003	896	160	94%	2,450	2.73	2,753	3.07
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	1,449	1.38	1,681	1.60
Total San Diego/Inland Empire	5	Properties		991	1,665	95%	1,715	1.73	1,934	1.95

TOTAL CALIFORNIA	12	Properties		935	4,449	95%	1,831	1.96	2,023	2.16

Camden Belleview Station	Denver	CO	2009	888	270	93%	1,361	1.54	1,462	1.65
Camden Caley	Englewood	CO	2000	925	218	95%	1,308	1.41	1,534	1.66
Camden Denver West	Golden	CO	1997	1,015	320	95%	1,542	1.52	1,717	1.69
Camden Flatirons	Denver	CO	2015	960	424	95%	1,428	1.49	1,664	1.73
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	93%	1,554	1.35	1,749	1.52
Camden Interlocken	Broomfield	CO	1999	1,010	340	94%	1,449	1.43	1,638	1.62
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,372	1.47	1,569	1.68
TOTAL COLORADO	7	Properties		985	2,365	94%	1,435	1.46	1,626	1.65

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	96%	1,515	1.43	1,752	1.65
Camden Clearbrook	Frederick	MD	2007	1,048	297	95%	1,363	1.30	1,605	1.53
Camden College Park	College Park	MD	2008	942	508	92%	1,516	1.61	1,706	1.81
Camden Dulles Station	Oak Hill	VA	2009	978	382	96%	1,610	1.65	1,844	1.89
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	95%	1,695	1.61	1,960	1.86
Camden Fairfax Corner	Fairfax	VA	2006	934	489	95%	1,748	1.87	1,988	2.13
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,731	1.74	1,946	1.95
Camden Grand Parc	Washington	DC	2002	674	105	96%	2,404	3.58	2,616	3.89
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,463	1.45	1,670	1.66
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	94%	1,601	1.56	1,822	1.77
Camden Monument Place	Fairfax	VA	2007	856	368	95%	1,516	1.77	1,755	2.05
Camden NoMa	Washington	DC	2014	770	321	95%	2,156	2.80	2,440	3.17
Camden Potomac Yard	Arlington	VA	2008	835	378	95%	1,956	2.34	2,190	2.62
Camden Roosevelt	Washington	DC	2003	856	198	93%	2,620	3.06	2,911	3.40
Camden Russett	Laurel	MD	2000	992	426	96%	1,448	1.46	1,631	1.64
Camden Silo Creek	Ashburn	VA	2004	975	284	95%	1,464	1.50	1,682	1.72
Camden South Capitol (2)	Washington	DC	2013	821	276	94%	2,118	2.58	2,463	3.00
Camden Summerfield	Landover	MD	2008	957	291	94%	1,642	1.72	1,791	1.87
Camden Summerfield II	Landover	MD	2012	936	187	95%	1,619	1.73	1,794	1.92
TOTAL DC METRO	19	Properties		946	6,405	95%	1,688	1.78	1,917	2.03

Camden Aventura	Aventura	FL	1995	1,108	379	97%	1,934	1.74	2,216	2.00
Camden Boca Raton	Boca Raton	FL	2014	843	261	96%	1,938	2.30	2,162	2.56
Camden Brickell	Miami	FL	2003	937	405	97%	2,040	2.18	2,187	2.33
Camden Doral	Miami	FL	1999	1,120	260	97%	1,844	1.65	2,056	1.84
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	1,955	1.56	2,180	1.74
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	97%	2,012	1.93	2,233	2.14
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,553	1.29	1,787	1.49
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,569	1.41	1,834	1.65
Total Southeast Florida	8	Properties		1,079	2,781	97%	$1,844	$1.71	$2,069	$1.92

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2016

(Unaudited)							1Q16 Avg Monthly		1Q16 Avg Monthly
			Year Placed	Average	Apartment	1Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	$1,249	$1.16	$1,468	$1.37
Camden Lago Vista	Orlando	FL	2005	955	366	96%	1,087	1.14	1,306	1.37
Camden LaVina	Orlando	FL	2012	970	420	95%	1,157	1.19	1,383	1.43
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,050	1.12	1,263	1.35
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,275	1.56	1,504	1.84
Camden Renaissance	Altamonte Springs	FL	1996/1998	899	578	95%	956	1.06	1,156	1.29
Camden Town Square	Orlando	FL	2012	986	438	96%	1,222	1.24	1,409	1.43
Camden Waterford Lakes (2)	Orlando	FL	2013	971	300	96%	1,296	1.33	1,546	1.59
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,161	1.19	1,357	1.39
Total Orlando	9	Properties		951	3,540	96%	1,138	1.20	1,351	1.42

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,038	1.10	1,294	1.37
Camden Lakes	St. Petersburg	FL	1982/1983	732	688	96%	880	1.20	1,103	1.51
Camden Montague	Tampa	FL	2012	975	192	96%	1,199	1.23	1,462	1.50
Camden Preserve	Tampa	FL	1996	942	276	96%	1,278	1.36	1,505	1.60
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,087	1.07	1,339	1.32
Camden Visconti (2)	Tampa	FL	2007	1,125	450	96%	1,222	1.09	1,454	1.29
Camden Westchase Park	Tampa	FL	2012	993	348	95%	1,333	1.34	1,599	1.61
Camden Westshore	Tampa	FL	1986	728	278	96%	1,026	1.41	1,264	1.74
Camden Woods	Tampa	FL	1986	1,223	444	97%	1,011	0.83	1,238	1.01
Total Tampa	9	Properties		956	3,788	96%	1,084	1.13	1,325	1.39

TOTAL FLORIDA	26	Properties		988	10,109	96%	1,312	1.33	1,541	1.56

Camden Brookwood	Atlanta	GA	2002	912	359	96%	1,273	1.39	1,450	1.58
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,175	1.19	1,287	1.30
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,316	1.11	1,525	1.28
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,192	1.18	1,385	1.38
Camden Fourth Ward	Atlanta	GA	2014	847	276	96%	1,565	1.85	1,753	2.07
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,315	1.41	1,492	1.60
Camden Paces (1)	Atlanta	GA	2015	1,407	379	Lease-Up	2,498	1.77	2,511	1.78
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	1,171	1.14	1,417	1.38
Camden Phipps (2)	Atlanta	GA	1996	1,018	234	95%	1,462	1.44	1,654	1.63
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,154	1.01	1,375	1.20
Camden St. Clair	Atlanta	GA	1997	999	336	96%	1,211	1.21	1,434	1.44
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	94%	898	0.89	1,077	1.07
Camden Vantage	Atlanta	GA	2010	901	592	95%	1,272	1.41	1,435	1.59
TOTAL GEORGIA	13	Properties		1,026	4,246	95%	1,358	1.32	1,515	1.48

Camden Bel Air	Las Vegas	NV	1988/1995	943	528	94%	790	0.84	979	1.04
Camden Breeze	Las Vegas	NV	1989	846	320	96%	820	0.97	987	1.17
Camden Canyon	Las Vegas	NV	1995	987	200	95%	965	0.98	1,180	1.20
Camden Commons	Henderson	NV	1988	936	376	94%	851	0.91	1,053	1.13
Camden Cove	Las Vegas	NV	1990	898	124	95%	781	0.87	938	1.05
Camden Del Mar	Las Vegas	NV	1995	986	560	95%	1,032	1.05	1,240	1.26
Camden Fairways	Henderson	NV	1989	896	320	95%	957	1.07	1,172	1.31
Camden Hills	Las Vegas	NV	1991	439	184	95%	555	1.26	721	1.64
Camden Legends	Henderson	NV	1994	792	113	97%	876	1.11	1,010	1.28
Camden Palisades	Las Vegas	NV	1991	905	624	96%	773	0.85	950	1.05
Camden Pines	Las Vegas	NV	1997	982	315	94%	913	0.93	1,102	1.12
Camden Pointe	Las Vegas	NV	1996	983	252	94%	801	0.81	959	0.98
Camden Summit	Henderson	NV	1995	1,187	234	93%	1,192	1.00	1,416	1.19
Camden Tiara	Las Vegas	NV	1996	1,043	400	92%	965	0.93	1,161	1.11
Camden Vintage	Las Vegas	NV	1994	978	368	95%	776	0.79	937	0.96
TOTAL NEVADA (3)	15	Properties		938	4,918	95%	874	0.93	1,060	1.13

Camden Ballantyne	Charlotte	NC	1998	1,045	400	95%	1,197	1.14	1,431	1.37
Camden Cotton Mills	Charlotte	NC	2002	905	180	96%	1,444	1.60	1,637	1.81
Camden Dilworth	Charlotte	NC	2006	857	145	97%	1,416	1.65	1,639	1.91
Camden Fairview	Charlotte	NC	1983	1,036	135	98%	1,119	1.08	1,333	1.29
Camden Foxcroft	Charlotte	NC	1979	940	156	96%	973	1.04	1,175	1.25
Camden Grandview	Charlotte	NC	2000	1,057	266	95%	1,598	1.51	1,772	1.67
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,036	1.07	1,258	1.29
Camden Simsbury	Charlotte	NC	1985	874	100	96%	1,094	1.25	1,286	1.47
Camden South End Square	Charlotte	NC	2003	882	299	97%	1,339	1.52	1,538	1.74
Camden Southline (2)	Charlotte	NC	2015	831	266	95%	1,364	1.64	1,556	1.87
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,247	1.14	1,452	1.32
Camden Touchstone	Charlotte	NC	1986	899	132	97%	959	1.07	1,132	1.26
Total Charlotte	12	Properties		966	2,753	96%	$1,248	$1.29	$1,451	$1.50

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2016

(Unaudited)							1Q16 Avg Monthly		1Q16 Avg Monthly
			Year Placed	Average	Apartment	1Q16 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Asbury Village (2)	Raleigh	NC	2009	1,009	350	95%	$1,105	$1.09	$1,214	$1.20
Camden Crest	Raleigh	NC	2001	1,013	438	92%	957	0.94	1,161	1.15
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	97%	975	0.93	1,218	1.16
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	1,018	0.95	1,241	1.16
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,003	1.04	1,203	1.24
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,138	1.07	1,372	1.29
Camden Reunion Park	Apex	NC	2000/2004	972	420	94%	891	0.92	1,099	1.13
Camden Westwood	Morrisville	NC	1999	1,027	354	95%	964	0.94	1,191	1.16
Total Raleigh	8	Properties		1,016	3,054	95%	1,002	0.99	1,207	1.19

TOTAL NORTH CAROLINA	20	Properties		992	5,807	95%	1,119	1.13	1,324	1.33

Camden Amber Oaks (2)	Austin	TX	2009	862	348	95%	1,021	1.18	1,268	1.47
Camden Amber Oaks II (2)	Austin	TX	2012	910	244	97%	1,100	1.21	1,343	1.48
Camden Brushy Creek (2)	Cedar Park	TX	2008	882	272	96%	1,061	1.20	1,215	1.38
Camden Cedar Hills	Austin	TX	2008	911	208	97%	1,198	1.31	1,439	1.58
Camden Gaines Ranch	Austin	TX	1997	955	390	96%	1,330	1.39	1,552	1.62
Camden Huntingdon	Austin	TX	1995	903	398	95%	1,042	1.15	1,284	1.42
Camden La Frontera	Austin	TX	2015	901	300	94%	1,147	1.27	1,390	1.54
Camden Lamar Heights	Austin	TX	2015	838	314	95%	1,382	1.65	1,588	1.89
Camden Shadow Brook (2)	Austin	TX	2009	909	496	96%	1,102	1.21	1,250	1.38
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,189	1.31	1,419	1.56
Total Austin	10	Properties		899	3,360	96%	1,156	1.28	1,370	1.52

Camden Breakers	Corpus Christi	TX	1996	868	288	94%	1,173	1.35	1,421	1.64
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	91%	882	1.14	1,073	1.38
Camden Miramar (4)	Corpus Christi	TX	1994-2014	494	1,005	95%	1,185	2.40	1,351	2.73
Camden South Bay (2)	Corpus Christi	TX	2007	1,055	270	94%	1,261	1.20	1,434	1.36
Total Corpus Christi	4	Properties		681	1,907	93%	1,139	1.67	1,325	1.95

Camden Addison	Addison	TX	1996	942	456	97%	1,092	1.16	1,284	1.36
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,418	1.50	1,558	1.65
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,128	1.23	1,353	1.47
Camden Centreport	Ft. Worth	TX	1997	911	268	96%	1,032	1.13	1,201	1.32
Camden Cimarron	Irving	TX	1992	772	286	97%	1,090	1.41	1,311	1.70
Camden Design District (2)	Dallas	TX	2009	939	355	96%	1,335	1.42	1,451	1.55
Camden Farmers Market	Dallas	TX	2001/2005	932	904	96%	1,233	1.32	1,442	1.55
Camden Henderson	Dallas	TX	2012	967	106	95%	1,524	1.58	1,698	1.76
Camden Legacy Creek	Plano	TX	1995	831	240	98%	1,143	1.38	1,333	1.60
Camden Legacy Park	Plano	TX	1996	871	276	98%	1,149	1.32	1,335	1.53
Camden Panther Creek (2)	Frisco	TX	2009	946	295	96%	1,135	1.20	1,307	1.38
Camden Riverwalk (2)	Grapevine	TX	2008	982	600	94%	1,332	1.36	1,477	1.50
Camden Valley Park	Irving	TX	1986	743	516	96%	1,001	1.35	1,183	1.59
Total Dallas/Ft. Worth	13	Properties		905	5,243	96%	1,197	1.32	1,377	1.52

Camden City Centre	Houston	TX	2007	932	379	93%	1,628	1.75	1,827	1.96
Camden City Centre II	Houston	TX	2013	868	268	95%	1,684	1.94	1,874	2.16
Camden Cypress Creek (2)	Cypress	TX	2009	993	310	92%	1,231	1.24	1,372	1.38
Camden Downs at Cinco Ranch (2)	Katy	TX	2004	1,075	318	94%	1,247	1.16	1,406	1.31
Camden Grand Harbor (2)	Katy	TX	2008	959	300	94%	1,175	1.23	1,325	1.38
Camden Greenway	Houston	TX	1999	861	756	96%	1,422	1.65	1,621	1.88
Camden Heights (2)	Houston	TX	2004	927	352	91%	1,528	1.65	1,683	1.81
Camden Holly Springs	Houston	TX	1999	934	548	94%	1,261	1.35	1,442	1.54
Camden Midtown	Houston	TX	1999	844	337	93%	1,687	2.00	1,821	2.16
Camden Northpointe (2)	Tomball	TX	2008	940	384	94%	1,107	1.18	1,281	1.36
Camden Oak Crest	Houston	TX	2003	870	364	95%	1,137	1.31	1,306	1.50
Camden Park	Houston	TX	1995	866	288	93%	1,113	1.29	1,296	1.50
Camden Plaza	Houston	TX	2007	915	271	95%	1,589	1.74	1,789	1.96
Camden Post Oak	Houston	TX	2003	1,200	356	90%	2,567	2.14	2,645	2.20
Camden Royal Oaks	Houston	TX	2006	923	236	96%	1,299	1.41	1,370	1.48
Camden Royal Oaks II	Houston	TX	2012	1,054	104	94%	1,507	1.43	1,584	1.50
Camden Spring Creek (2)	Spring	TX	2004	1,080	304	94%	1,253	1.16	1,381	1.28
Camden Stonebridge	Houston	TX	1993	845	204	93%	1,123	1.33	1,306	1.54
Camden Sugar Grove	Stafford	TX	1997	921	380	95%	1,146	1.24	1,313	1.43
Camden Travis Street	Houston	TX	2010	819	253	95%	1,577	1.93	1,793	2.19
Camden Vanderbilt	Houston	TX	1996/1997	863	894	95%	1,474	1.71	1,662	1.93
Camden Whispering Oaks	Houston	TX	2008	934	274	95%	1,266	1.35	1,418	1.51
Camden Woodson Park (2)	Houston	TX	2008	916	248	94%	1,185	1.29	1,313	1.43
Camden Yorktown (2)	Houston	TX	2008	995	306	93%	1,168	1.17	1,343	1.35
Total Houston	24	Properties		930	8,434	94%	1,399	1.50	1,562	1.68

TOTAL TEXAS	51	Properties		892	18,944	95%	1,274	1.43	1,452	1.63

TOTAL PROPERTIES	173	Properties		951	60,172	95%	$1,327	$1.40	$1,524	$1.60
(1) Completed communities in lease-up as of March 31, 2016 are excluded from total occupancy numbers.
(2) Communities owned through investment in joint venture.
(3) All Nevada assets were disposed of subsequent to quarter end.
(4) Miramar is a student housing community which is excluded from total occupancy numbers.